UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/13/2012

Nationstar Mortgage LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-171370

Delaware	75-2921540
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

350 Highland Drive

Lewisville, TX 75067

(Address of principal executive offices, including zip code)

469-549-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 13, 2012, Nationstar Mortgage LLC issued a press release announcing the commencement of an exchange offer by Nationstar Mortgage LLC and Nationstar Capital Corporation for all of their outstanding $35,000,000 aggregate principal amount of 10.875% Senior Notes due 2015, which are not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of their 10.875% Senior Notes due 2015, which have been registered under the Act. The exchange offer will commence on April 13, 2012 and expire at 5:00 p.m., New York City time, on May 11, 2012.

The press release announcing the commencement of the exchange offer is filed herewith as exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Current Report pursuant to Item 8.01.

(d) Exhibits

99.1 Press Release dated April 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage LLC

Date: April 13, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.

Secretary